Exhibit 99.1

            Vignette Announces Third Quarter 2004 Financial Results;
                 Total Revenues Up 12% over Third Quarter 2003

    AUSTIN, Texas--(BUSINESS WIRE)--Oct. 19, 2004--Vignette Corporation (Nasdaq:VIGN) today announced financial results for the third quarter of 2004. Total revenue for the third quarter of 2004 was $42.6 million, up 12% from total revenue in the third quarter of 2003, with license revenue representing $12.3 million of total revenue. On a GAAP basis, Vignette's operating loss for the third quarter was $10.3 million and GAAP net loss was $10.0 million or ($0.03) per share. On a non-GAAP basis, Vignette's operating loss was $5.8 million with a non-GAAP net loss of $5.5 million or $(0.02) per share. Non-GAAP results exclude purchased in-process research and development, acquisition-related and other charges, amortization of deferred stock compensation and certain intangible assets, and one-time charges. One-time charges generally include business restructuring-related charges.
    "Vignette experienced extended selection and procurement cycles in prospective accounts that caused several anticipated deals to be delayed past September," said Thomas E. Hogan, president and chief executive officer at Vignette. "While this impacted revenues, we exceeded our expectations for managing to lower operating expenses and our cash balance was higher at the end of the quarter than we had originally forecast. We continue to see strong loyalty and commitment from our customers and validation of our product and strategy leadership. Our focus in the remainder of 2004 will be on redoubling our execution discipline and building on the momentum from our global Vignette Village customer events," said Hogan.
    Separately the company announced a restructuring plan to reduce operating expenses. The plan includes headcount reductions, consolidation of offices in certain cities, and a realignment of the sales structure.

    Vignette Village -- Global Registration Up More Than 30%

    Vignette Village 2004 North America will be held next week at the Hyatt Regency Hill Country Resort in San Antonio, Texas. More than 1,000 current and prospective customers, industry and financial analysts, and partners are expected to attend the three-day North American event and its sister events worldwide to learn how successful customers are implementing innovative efficiency solutions from Vignette. In addition to the North American event, Vignette is hosting a series of Vignette Village user conferences around the world in October and November:

    --  San Antonio, Texas, Oct. 25-27

    --  Sydney, Australia, Nov. 1-3

    --  Barcelona, Spain, Nov. 15-17

    --  London, England, Nov. 17-19

    Industry Recognition and Leadership

    Vignette's strategy and solutions continue to earn industry acclaim, resulting in a range of recognition during the quarter.

    Vignette Achieved Leader Status in META Group's Evaluations of Web Content Management Market

    Vignette was ranked as a leader in META Group Inc.'s METAspectrum reports for the Web Content Management market in both the North America and EMEA regions. METAspectrum for Web Content Management offers a critical assessment of vendors that provide solutions designed to drive Web sites, including capacity planning, site design and layout, look and feel, navigation, content development, production, content delivery, session tracking and site evolution. In its report, META Group comments that Web Content Management increasingly overlaps with the enterprise portal and enterprise content management markets, further validating Vignette's strategy of tightly integrating portal and content management solutions.

    Momentum and Milestones

    Borland and Vignette Relationship to Help Enterprise Software
Teams Quickly Develop, Massively Scale and Securely Publish Web
Services

    Borland and Vignette jointly announced a relationship and combined solution designed to help organizations accelerate the creation of portlets with custom functionality, improve the design and quality of Web interfaces, and consolidate management of disparate portlet functionality across the enterprise.

    Vignette Solutions for Employee Intranets Significantly Enhance Employee Self-Service, Improving Employee Productivity

    Vignette announced that with its solutions for Employee Intranets (using content management, portal and collaboration solutions), organizations such as Lockheed Martin Corporation, Turkcell, and AstraZeneca Canada Inc. are improving efficiency and productivity by consolidating portal initiatives, simplifying IT service for the entire organization, and minimizing time spent searching for information by providing personalized access to relevant information and applications.

    Vignette Granted Patents for Innovative Technologies

    Vignette announced that it was awarded patents for its cache management and message pacing methods, enhancing its rich portfolio of intellectual property worldwide. Vignette was awarded patents by the U.S. Patent and Trademark Office for its Method and System for Optimizing Resources for Cache Management and for its Method and System for Managing Message Pacing.

    Vignette Document And Records Management Offers Customers Broad Support For Leading Storage Platforms

    Vignette announced expanded support for industry-leading storage products, directly integrating document, image and Web transaction storage with Vignette's document and records management offerings. In continued response to customer demand for choices in integrated electronic documents and records storage, Vignette has added support for Network Appliance products to existing support for enterprise storage platforms from EMC, HP and Sun Microsystems. Vignette's leadership in providing broad support for multiple vendors allows organizations to leverage both legacy and state-of-the-art systems as they address the challenges of managing documents and records in an increasingly stringent regulatory environment.

    Vignette Powers Customer Self-Service Applications for Leading Global Organizations

    Vignette announced that its solutions for customer self-service provide personalized access to information 24 hours a day and dramatically affect the way organizations interact with their customers. Vignette solutions help minimize costs, drive self service, speed issue resolution, automate business processes and create cross-sell and up-sell opportunities for organizations including The County of Santa Clara, The State of Michigan, Caixa Galicia, Casa del Libro and Turkcell.

    Customers

    Vignette recognized orders from new and existing customers during the quarter including Aegon UK Services Ltd; Analog Devices, Inc.; Australian National Training Authority; Carrefour Sociedade S.A.; Cooley Godward, LLP; European Central Bank; Grupo Caixa Seguros, S.A.; Hitachi Global Storage Technologies; mmO2 Plc; National Services Scotland; News Interactive PTY Limited; Office for Standards in Education; Petrobras Energia S.A.; Red Hat, Inc.; ResMed Limited; Southern Pacific Mortgages Ltd; SPX Corporation; Telecom New Zealand; ThyssenKrupp AG; UBS AG, Schweiz and WesCorp. (Western Corporate Federal Credit Union).

    Conference Call Details

    Vignette will host a conference call and live webcast regarding its third quarter 2004 financial results on Tuesday, October 19, 2004, at 5:00 p.m. EDT. To access the webcast, visit the Investor Relations section of Vignette's website.
    If you are not able to access the live webcast, dial-in information is as follows:




    Dial-in number: 612-332-0634
    Call title: Vignette Financial Results


    The webcast and conference call will be archived and available for replay from Tuesday, October 19, 2004, at 8:30 p.m. EDT to Tuesday, October 26, 2004, at 12:59 a.m. EDT. The replay information is as follows:



    Toll-free number: 800-475-6701
    International number: 320-365-3844
    Access code: 750204


    About Vignette Corporation

    Vignette's software and expertise help organizations harness the power of information and the Web for measurable improvements in business efficiency. As the efficiency experts, Vignette (Nasdaq:VIGN) helps organizations increase productivity, reduce costs, improve user experiences and manage risk. Vignette's intranet, extranet and Internet solutions incorporate portal, integration, enterprise content management and collaboration capabilities that can rapidly deliver unique advantages through an open, scalable and adaptable architecture that integrates with legacy systems. Vignette is headquartered in Austin, Texas, with local operations worldwide. Visit http://www.vignette.com/ to see how Vignette customers achieve measurable improvements in business efficiency and to find out why more companies prefer Vignette.

    FORWARD-LOOKING STATEMENTS

    This release may contain forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements included in this document are based upon information available to Vignette as of the date hereof, and Vignette assumes no obligation to update any such forward-looking statement.

    Vignette, the V Logo, e:fficiency, and e:fficiency experts are trademarks or registered trademarks of Vignette Corporation in the United States and other countries.



                         VIGNETTE CORPORATION
                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)

                                         September 30,   December 31,
                                             2004           2003
                                        --------------- --------------
     ASSETS                               (Unaudited)
Current Assets:
 Cash, cash equivalents and short-term
  investments                                 $172,035       $239,513
 Accounts receivable, net                       29,832         29,987
 Prepaid expenses and other current
  assets                                         7,310          6,425
                                        --------------- --------------

     Total current assets                      209,177        275,925

Property and equipment, net                     11,698         16,671

Investments - other                             12,427         12,446
Intangible assets, net                         178,006         58,324
Other assets                                     2,237          2,750
                                        --------------- --------------
     Total assets                             $413,545       $366,116
                                        =============== ==============

     LIABILITIES AND STOCKHOLDERS'
      EQUITY

Current Liabilities:
 Accounts payable and accrued expenses         $41,493        $30,695
 Deferred revenue                               34,592         34,164
 Current portion of capital lease
  obligations                                        -             67
 Other current liabilities                       9,299          5,250
                                        --------------- --------------

     Total Current Liabilities                  85,384         70,176

Deferred revenue, less current portion             918          1,303
Long-term liabilities, less current
 portion                                         7,184         13,291
                                        --------------- --------------

     Total Liabilities                          93,486         84,770

 Stockholders' Equity                          320,059        281,346
                                        --------------- --------------

     Total liabilities and
      stockholders' equity                    $413,545       $366,116
                                        =============== ==============

                         VIGNETTE CORPORATION
                CONSOLIDATED STATEMENTS OF OPERATIONS
              (in thousands, except for per share data)

                              Quarter Ended        Nine Months Ended
                              September 30,          September 30,
                           --------------------  ---------------------
                             2004       2003       2004        2003
                           ----------  --------  ----------  ---------
                                (Unaudited)           (Unaudited)
Revenue:
 Product license             $12,313   $13,405     $43,843    $44,806
 Services                     30,301    24,602      85,263     74,315
                           ----------  --------  ----------  ---------

Total Revenue                 42,614    38,007     129,106    119,121

Cost of revenue:
   Product license               939       886       3,685      1,966
   Amortization of
    acquired technology        2,804       800       7,578      2,400
   Services                   13,618     9,558      38,322     29,966
                           ----------  --------  ----------  ---------

Total cost of revenue         17,361    11,244      49,585     34,332
                           ----------  --------  ----------  ---------

Gross profit                  25,253    26,763      79,521     84,789

Operating expenses:
 Research and development     10,860     8,783      31,309     31,451
 Sales and marketing          18,553    16,607      57,036     51,127
 General and
  administrative               4,453     4,104      13,714     12,548
 Purchased in-process
  research and
  development,
  acquisition-related and
  other charges                  270         -       7,167      2,270
 Business restructuring
  charges (gain)                  39      (623)      8,699     (2,011)
 Amortization of deferred
  stock compensation              15       178         381        792
 Amortization of
  intangibles                  1,379       442       3,574      1,493
                           ----------  --------  ----------  ---------

Total operating expenses      35,569    29,491     121,880     97,670
                           ----------  --------  ----------  ---------

Loss from operations         (10,316)   (2,728)    (42,359)   (12,881)

Other income, net                686     1,085       2,321      3,396
                           ----------  --------  ----------  ---------

Loss before income taxes      (9,630)   (1,643)    (40,038)    (9,485)

Provision for income taxes       391       278         886        850
                           ----------  --------  ----------  ---------

Net loss                    $(10,021)  $(1,921)   $(40,924)  $(10,335)
                           ==========  ========  ==========  =========

Basic and diluted net loss
 per share                    $(0.03)   $(0.01)     $(0.15)    $(0.04)
                           ==========  ========  ==========  =========

Shares used in computing
 net loss per share:
 Basic                       288,782   253,340     282,106    252,321
 Diluted                     288,782   253,340     282,106    252,321

                         VIGNETTE CORPORATION
           CONSOLIDATED STATEMENTS OF OPERATIONS - NON GAAP
              (in thousands, except for per share data)


                              Quarter Ended       Nine Months Ended
                               September 30,         September 30,
                           --------------------  ---------------------
                              2004      2003        2004        2003
                           ----------  --------  ----------  ---------
                                (Unaudited)           (Unaudited)
Revenue:
 Product license             $12,313   $13,405     $43,843    $44,806
 Services                     30,301    24,602      85,263     74,315
                            ---------  --------  ---------  ----------

Total Revenue                 42,614    38,007     129,106    119,121

Cost of revenue:
 Product license                 939       886       3,685      1,966
 Services                     13,618     9,558      38,322     29,966
                            ---------  --------  ---------  ----------

Total cost of revenue         14,557    10,444      42,007     31,932
                            ---------  --------  ---------  ----------

Non-GAAP gross profit (1)     28,057    27,563      87,099     87,189

Operating expenses:
 Research and development     10,860     8,783      31,309     31,451
 Sales and marketing          18,553    16,607      57,036     51,127
 General and administrative    4,453     4,104      13,714     12,548
                            ---------  --------  ---------  ----------
Total operating expenses      33,866    29,494     102,059     95,126

Non-GAAP loss from
 operations (1)(2)            (5,809)   (1,931)    (14,960)    (7,937)

Other income, net                686     1,085       2,321      3,396
                            ---------  --------  ---------  ----------

Non-GAAP loss before income
 taxes (1)(2)                 (5,123)     (846)    (12,639)    (4,541)

Provision for income taxes       391       278         886        850
                            ---------  --------  ---------  ----------

Non-GAAP net loss (1)(2)     $(5,514)  $(1,124)   $(13,525)   $(5,391)
                            =========  ========  =========  ==========


Non-GAAP basic and diluted
 net loss per share (1)(2)    $(0.02)   $(0.00)     $(0.05)    $(0.02)
                            =========  ========  =========  ==========

Shares used in computing
 net loss per share:
 Basic                       288,782   253,340     282,106    252,321
 Diluted                     288,782   253,340     282,106    252,321

Supplemental Data (1)(2):

(1) For the quarters ended September 30, 2004 and 2003, excludes amortization of technology acquired in the Tower Technology, Inc., Epicentric, Inc. and Intraspect Software, Inc. business combinations ($2.8M and $0.8M, respectively). For the nine months ended September 30, 2004 and 2003, excludes amortization of technology acquired in the Tower Technology, Inc., Epicentric, Inc. and Intraspect Software, Inc. business combinations ($7.6M and $2.4M, respectively).

(2) For the quarters ended September 30, 2004 and 2003, excludes: (a) purchased in-process research and development, acquisition-related and other charges ($0.3M and $0.0M, respectively); (b) business restructuring charges (gain) ($0.0M and $(0.6)M, respectively);
    (c) amortization of deferred stock compensation ($0.0M and $0.2M, respectively); and (d) amortization of intangible assets ($1.4M and $0.4M, respectively). For the nine months ended September 30, 2004 and 2003, excludes: (a) purchased in-process research and development, acquisition-related other charges ($7.2M and $2.3M, respectively); (b) business restructuring charges (gain) ($8.7M and ($2.0)M, respectively); (c) amortization of deferred stock compensation ($0.4M and $0.8M, respectively); and (d) amortization of intangible assets ($3.6M and $1.5M, respectively).


    CONTACT: Vignette Corporation, Austin
             Investor Contact:
             Charles Sansbury, 512-741-4400
             csansbury@vignette.com
              or
             Press Contacts:
             Alison Raffalovich, 512-741-1214
             alison.raffalovich@vignette.com
             or
             Jim Hahn, 512-741- 4871
             jhahn@vignette.com